                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       January 15, 1998 (January 15, 1998)
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                Date of Report (Date of earliest event reported)

                           UNION PLANTERS CORPORATION
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               (Exact name of registrant as specified in charter)

                TENNESSEE                 1-10160                 62-0859007
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         (State of incorporation)       (Commission          (I.R.S. Employer
                                        File Number)         Identification No.)

                      UNION PLANTERS ADMINISTRATIVE CENTER
                           7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (901) 580-6000
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

YEAR END EARNINGS RELEASE

      On January 15, 1998, Union Planters Corporation announced operating results for the three and twelve months ended December 31, 1997. A copy of the Corporation's press release announcing the results is attached as Exhibit 99(a) and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

        C. Exhibits

        99(a) Union Planters Corporation Press Release dated January 15, 1998, announcing operating results for the three and twelve months ended December 31, 1997

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Union Planters Corporation
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                                                           Registrant

Date:     January 15, 1998                          /s/ M. Kirk Walters
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                                                        M. Kirk Walters
                                               Senior Vice President, Treasurer,
                                                 and Chief Accounting Officer

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